December 4, 2014 Axalta Coating Systems Ltd. Q3 2014 Conference Call Exhibit 99.2

Notice Regarding Forward Looking Statements,
Non-GAAP Financial Measures and Defined Terms
Forward-Looking Statements
This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S.
Private Securities Litigation Reform Act of 1995. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,”
“could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein. You should understand that these statements are not guarantees of future performance or results.  Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control.
Non-GAAP Financial Measures
The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including EBITDA and Adjusted EBITDA. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business.  Our use of the terms EBITDA and Adjusted EBITDA may differ from that of others in our industry. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss), operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. EBITDA and Adjusted EBITDA have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP.
Defined Terms
All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange
Commission.
2 Axalta Coating Systems Ltd.

Axalta Coating Systems Ltd. 3
Axalta – A Leader in Coatings
Segments
Performance Coatings
59% of Sales
Transportation Coatings
41% of Sales
End-
Markets
Focus
Areas
Body Shops
Electrical
Insulation,
Architectural,
Oil and Gas,
General
Industrial
Net Sales

$4,376 million
Adjusted EBITDA
1,2
$833 million
Adjusted EBITDA Margin

19.0%
Light Vehicle /
Automotive
OEMs
Heavy Duty
Truck, Bus,
Rail,
Agriculture &
Construction
OEMs
(42% of Sales)
(17% of Sales) (32% of Sales) (9% of Sales)
Refinish Industrial Light
Vehicle
Commercial
Vehicle
1. Financials as of LTM 9/30/2014.
2. Adjusted EBITDA reconciliation can be found on pages 12-14 of this presentation.
3. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of LTM net sales.

Q3 2014 Highlights
• Initial Public Offering on November 12, 2014 represents an important milestone for
Axalta
– Listed on New York Stock Exchange under ticker symbol AXTA
– All-secondary public offering raised approximately $1.1 billion
• Net sales growth and earnings momentum
– Q3 2014 net sales and Adjusted EBITDA up 3.2% and 17.5%, respectively, versus Q3 2013
– Business performed well across both segments (Performance Coatings and Transportation
Coatings) despite continued pressure from economic conditions in Latin America
– Sixth straight quarter of year-over-year net sales and Adjusted EBITDA growth
• Maintaining A Strong Balance Sheet
– Voluntarily prepaid $100 million of New Dollar Term Loan during Q3 2014
– Net leverage reduction from 5.6x at February 1, 2013 (the “Acquisition”) to 4.2x at September 30,
2014
• Continued Execution on Previously Announced Waterborne Expansions
– Initial commissioning at Jiading, China and broke ground for Wuppertal, Germany on planned waterborne initiatives
4 Axalta Coating Systems Ltd.

Q3 2014 Financial Summary

Financial Performance
Adjusted EBITDA
Net Sales
Net sales growth of 3.2% year-over-
year
•
Adjusted EBITDA growth of 17.5%
year-over-year
•
•
Commentary
($ in millions, except per share data)
18.1% 20.6% % margin
$194
$228
Q3 2013 Q3 2014
$1,075
$1,109
Q3 2013 Q3 2014
Volume growth across all end-markets
(+2.8%), moderate price increases (+1.9%)
offset by currency headwinds in Latin
America (-1.5%)
Higher sales with higher average selling
prices
Lower fixed manufacturing costs from
productivity improvements
Axalta Coating Systems Ltd.

Adjusted EBITDA Progression

* Amounts include pro forma stand-alone costs, net, for Predecessor corporate allocations of $92 million, $84 million and $6 million for 2011, 2012 and 2013, respectively.
See Appendix for additional details.
Consistent Adjusted EBITDA growth with six straight quarters of year-over-year increases starting with the first full quarter since the closing of the Acquisition
($ in millions)
$570
$662
$738
$784
$799
$833
2011 * 2012 * 2013 * LTM 03/31/14 LTM 06/30/14 LTM 09/30/14
Axalta Coating Systems Ltd.

Axalta Coating Systems Ltd.
Performance Coatings – Summary

Financial Performance Commentary
($ in millions)
Adjusted EBITDA
Net Sales
3.1%
Note: Numbers might not foot due to rounding.
22.9% 22.4%
% margin
$462
$478
$181
$185
$644 $664
Q3 2013 Q3 2014
Refinish Industrial
$147
$149
Q3 2013 Q3 2014
•
Adjusted EBITDA growth attributable to
increased net sales offset by higher operating
expenses to support growth initiatives
Slight increase in Adjusted EBITDA
•
Growth in both Refinish and Industrial end-
markets
•
Volume growth (+3.3%) as well as higher
average selling prices (+1.5%) contributed to
higher net sales offset by unfavorable
impacts of currency (-1.7%)
Sales growth across all regions despite
currency headwinds

Transportation Coatings – Summary

Financial Performance Commentary
($ in millions)
Commercial Vehicle end-market
primarily drove 3Q 2014 sales growth
Significant increase in Adjusted EBITDA
3.4%
10.9% 17.8%
Net Sales
% margin
Adjusted EBITDA
$431 $445
$91
$103
$340 $343
Q3 2013 Q3 2014
Light Vechicle Commercial Vechicle
Q3 2013 Q3 2014
$47
$80
Note: Numbers might not foot due to rounding.
Axalta Coating Systems Ltd.
Higher average selling prices (+2.5%) and
increased volumes (+2.1%) offset by
unfavorable currency exchange rates (-1.2%)
•
Growth driven by increased net sales along
with lower fixed manufacturing costs, partially
resulting from our operational improvement
initiatives
•

Update on Transition-Related Costs
• Incurred certain transition-related costs as we have separated from our
Predecessor parent company
• Majority of transition-related costs in Q3 2014 related to the completion of our
Information Technology transition activities
• Transition-related costs will be complete by December 31, 2014

Impact on Statement of Operations
($ in millions)
Q1 2014 Q2 2014 Q3 2014 YTD 2014
Termination benefits and other
employee-related costs
$3 $3 $3 $9
Consulting and advisory fees 13 8 9 30
Transition-related costs 14 33 34 81
IPO Related Expenses - - 3 3
Total Expense $30 $44 $49 $123
Axalta Coating Systems Ltd.

Debt and Liquidity Summary

Net Leverage Capitalization
5.6x
5.1x
5.0x
4.7x
4.6x
4.4x
4.2x
At LBO Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14
($ in millions)
9/30/2014 Maturity
Cash and Cash Equivalents $233
Debt:
Revolving Credit Facility ($400 million capacity) -- 2018
First Lien Term Loan (USD), net 2,154 2020
First Lien Term Loan (EUR), net 501 2020
Senior Secured Notes (EUR) 319 2021
Total Senior Secured Debt, net $2,974
Senior Unsecured Notes (USD) $750 2021
Other 8
Total Debt $3,732
Total Net Debt $3,499
Adjusted EBITDA $833
PF
Credit Statistics: At LBO 9/30/2014
Total Leverage 5.9x 4.5x
Total Net Leverage 5.6x 4.2x
Axalta Coating Systems Ltd.

Appendix

Axalta Coating Systems Ltd.
Adjusted EBITDA Reconciliation

* Reflects the combination of the Predecessor period from January 1 through January 31, 2013 and Successor year ending December 31, 2013.
($ in millions)
FY 2011 FY 2012 FY 2013*
LTM
03/31/14
LTM
06/30/14
LTM
09/30/14 Q3 2013 Q3 2014
Net Income (Loss) $181 $248 ($210) ($66) $12 ($13) $6 ($18)
Interest Expense - - 215 236 239 228 63 52
Provision (Benefit) from Income Taxes 121 145 (38) (18) (26) 8 (26) 8
Depreciation & Amortization 109 111 311 327 313 302 87 76
Reported EBITDA $411 $504 $278 $479 $538 $525 $130 $118
A Inventory Step Up - - 104 31 - - - -
B Merger & Acquisition Related Costs - - 28 - - - - -
C Financing Costs - - 25 3 3 6 - 3
D
Foreign exchange remeasurement (gains) losses 23 18 53 5 (25) 44 (10) 60
E Long-term employee benefit plan adjustments 33 37 12 11 11 5 2 (5)
F Termination benefits and other employee related costs (3) 9 148 148 136 92 48 3
G Consulting and advisory fees - - 55 59 53 51 11 9
H Transition-related costs - - 29 42 69 97 9 37
I
Other Adjustments 15 12 2 5 14 13 3 3
J Dividends in respect of noncontrolling interest (1) (2) (5) (2) (3) (3) - -
K Management fee expense - - 3 3 3 3 1 1
L Allocated corporate costs and standalone costs, net 92 84 6 - - - - -
Total Adjustments $159 $158 $460 $305 $261 $308 $64 $110
Adjusted EBITDA $570 $662 $738 $784 $799 $833 $194 $228
Note: Numbers might not foot due to rounding.

Adjusted EBITDA Reconciliation (cont’d)
13 Axalta Coating Systems Ltd.
A. During the Successor nine months ended September 30, 2013, we recorded a non-cash fair value adjustment associated with our acquisition accounting for inventories. These amounts increased cost of goods sold by $103.7 million.
B. In connection with the Acquisition, we incurred $28.1 million of merger and acquisition costs during the Successor nine months ended
September 30, 2013. These costs consisted primarily of investment banking, legal and other professional advisory services costs.
C. On August 30, 2012, we signed a debt commitment letter which included the Bridge Facility. Upon the issuance of the Senior Notes and the entry into the Senior Secured Credit Facilities, the commitments under the Bridge Facility terminated. Commitment fees related to the Bridge
Facility of $21.0 million and associated fees of $4.0 million were expensed upon the termination of the Bridge Facility. In connection with the refinancing of the Senior Secured Credit Facilities in February 2014, we recognized $3.1 million of costs. In addition to the refinancing, we also incurred a $3.0 million loss on extinguishment of debt recognized during the three months ended September 30, 2014, which resulted directly from the pro-rata write off of unamortized deferred financing costs and original issue discounts associated with the prepayment of
$100.0 million of principal on the New Dollar Term Loan.
D. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, including a $19.4 million loss related to the Acquisition date settlement of a foreign currency contract used to hedge the variability of Euro-
based financing.
E. For the Successor periods ended September 30, 2014 and 2013, eliminates the non-service cost components of employee benefit costs.
Additionally, we deducted a pension curtailment gain of $6.6 million recorded during the three months ended September 30, 2014. For the
Predecessor period January 1, 2013 through January 31, 2013, eliminates (1) all U.S. pension and other long-term employee benefit costs that were not assumed as part of the Acquisition and (2) the non-service cost component of the pension and other long-term employee benefit costs.
F. Represents expenses primarily related to employee termination benefits, including our initiative to improve the overall cost structure within the
European region, and other employee-related costs. Termination benefits include the costs associated with out headcount initiatives for establishment of new roles and elimination of old roles and other costs associated with cost saving opportunities that were related to our transition to a standalone entity.
G. Represents fees paid to consultants, advisors, and other third-party professional organizations for professional services rendered in conjunction with the transition from DuPont to a standalone entity.
H. Represents charges associated with the transition from DuPont to a standalone entity, including branding and marketing, information technology related costs, and facility transition costs, as well as costs associated with the IPO.
For definitions of defined terms used herein, refer to our quarterly report on Form 10-Q for the quarterly period ended September 30, 2014 filed with the SEC.

Adjusted EBITDA Reconciliation (cont’d)

I. Represents costs for certain unusual or non-operational (gains) and losses and the non-cash impact of natural gas and currency hedge losses allocated to DPC by DuPont, stock-based compensation, asset impairments, equity investee dividends, indemnity (income) losses associated with the Acquisition, gains resulting from amendments to long-term benefit plans and loss (gain) on sale and disposal of property, plant and equipment.
J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned.
K. Pursuant to Axalta’s management agreement with Carlyle Investment Management, L.L.C., an affiliate of Carlyle, for management and financial advisory services and oversight provided to Axalta and its subsidiaries, Axalta was required to pay an annual management fee of
$3.0 million and out-of-pocket expenses. This agreement was terminated upon consummation of the IPO.
L. Represents (1) the add-back of corporate allocations from DuPont to DPC for the usage of DuPont’s facilities, functions and services; costs for administrative functions and services performed on behalf of DPC by centralized staff groups within DuPont; a portion of DuPont’s general corporate expenses; and certain pension and other long-term employee benefit costs, in each case because we believe these costs are not indicative of costs we would have incurred as a standalone company net, of (2) estimated standalone costs based on a corporate function resource analysis that included a standalone executive office, the costs associated with supporting a standalone information technology infrastructure, corporate functions such as legal, finance, treasury, procurement and human resources and certain costs related to facilities management. This resource analysis included anticipated headcount and the associated overhead costs of running these functions effectively as a standalone company of our size and complexity. This estimate is provided for additional information and analysis only, as we believe that it facilitates enhanced comparability between Predecessor and Successor periods. It represents the difference between the costs that were allocated to our predecessor by its parent and the costs that we believe would be incurred if it operated as a standalone entity. This estimate is not intended to represent a pro forma adjustment presented within the guidance of Article 11 of Regulation S-X. Although we believe this estimate is reasonable, actual results may have differed from this estimate, and any difference may be material. See “Forward-Looking
Statements” and “Risk Factors—Risks Related to our Business” within the registration statement filed on Form S-1.
($ in millions)
Predecessor Year Ended
December 31, 2011
Predecessor Year Ended
December 31, 2012
Predecessor Period from
January 1, 2013 through
January 31, 2013
Allocated corporate costs $333.5 $333.3 $25.4
Standalone costs (241.8)                                  (249.1)                                  (19.7)
Total $91.7 $84.2 $5.7
Axalta Coating Systems Ltd.